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                                                                   EXHIBIT 10.11


                          AGREEMENT TO BUILD AND LEASE

                          dated as of October 27, 1997

                                    between

                              NIKKO CAPITAL CORP.,
                            a California corporation
                                   ("Owner")

                                      and

                       CONSUMER PORTFOLIO SERVICES, INC.,
                            a California corporation
                                   ("Tenant")

                                   regarding

                              Property located in

                               Irvine, California